FOURTH AMENDMENT TO CREDIT AGREEMENT

        This Fourth Amendment to Credit Agreement (this “Fourth Amendment”), dated as of April 22, 2004, is by and among WHITING OIL AND GAS CORPORATION, formerly known as Whiting Petroleum Corporation, a Delaware corporation (“Borrower”), BANK ONE, NA, a national banking association, as Administrative Agent (“Administrative Agent”), and each of the financial institutions a party hereto as Banks (hereinafter collectively referred to as “Executing Banks,” and individually, an “Executing Bank”).

W I T N E S S E T H:

        WHEREAS, Borrower, Administrative Agent and Banks are parties to that certain Credit Agreement dated as of December 20, 2002 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, as amended hereby); and

        WHEREAS, Borrower has requested that the Credit Agreement be amended in certain respects; and

        WHEREAS, subject to and upon the terms and conditions set forth herein, Executing Banks have agreed to Borrower’s request.

        NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and each Executing Bank hereby agree as follows:

        SECTION 1.    Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of each condition precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended effective as of the date hereof in the manner provided in this Section 1.

        1.1.    Amendment to Definitions. The definitions of “Loan Papers,” “Permitted Investments” and “Restricted Payment” contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

“Loan Papers” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Notes, each Facility Guaranty which may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, all Letters of Credit and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

“Permitted Investments” means (a) readily marketable direct obligations of the United States of America (or investments in mutual funds or similar funds which invest solely in such obligations), (b) fully insured demand or time deposits and certificates of deposit with maturities of one year or less of any commercial bank operating in the United States having capital and surplus in excess of $500,000,000, (c) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest ratings categories of Standard and Poor’s Corporation or Moody’s Investors Service, (d) Investments by any Credit Party in WPC or Borrower, or in a Subsidiary of Borrower that has provided a Facility Guaranty and the Equity of which has been pledged to Administrative Agent pursuant to a Borrower Pledge Agreement or a Subsidiary Pledge Agreement, (e) prepayments on drilling contracts, deposits made for property acquisitions and advance payments made on undeveloped leases and for configuration of gathering systems, all in the ordinary course of Borrower’s business, (f) Investments existing on the date hereof and described on Schedule 9.8 attached hereto, and (g) other Investments; provided, that, the aggregate amount of all other Investments made pursuant to this clause (g) outstanding at any time shall not exceed $10,000,000 (measured on a cost basis).

“Restricted Payment” means, with respect to any Person, (a) any Distribution by such Person, (b) any capital contribution, loan or advance by any Credit Party to any Unrestricted Subsidiary, (c) the issuance of a Guarantee by any Credit Party with respect to any Debt or other obligation of Parent, WPC or any Unrestricted Subsidiary, other than Guarantees of Permitted WPC Subordinate Debt permitted by Section 9.1(c) hereof, (d) the retirement, redemption, defeasance, repurchase or prepayment prior to scheduled maturity by such Person or any Affiliate of such Person of any Debt of such Person, or (e) the retirement, redemption or payment by WPC or any Affiliate of WPC of any part of the principal of the Permitted WPC Subordinate Debt at any time prior to the termination of all Commitments and the payment and performance in full of the Obligations.

        1.2.    Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add the following definitions to such Section:

“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement dated as of April 22, 2004, among Borrower, Administrative Agent and Banks party thereto.

“Offering Memorandum” has the meaning set forth in the Fourth Amendment.

“Permitted WPC Distributions” means payments by Borrower to WPC, the proceeds of which shall be used and applied by WPC (a) to make regularly scheduled payments of interest on (and additional payments of interest arising from the occurrence of a Registration Default [as such term is defined in the Offering Memorandum] in connection with) the Permitted WPC Subordinate Debt pursuant to, and in accordance with, the Permitted WPC Subordinate Debt Documents, (b) to make scheduled payments owed to Alliant Energy Resources, Inc., or its assignees, pursuant to the terms of that certain Note in the original principal amount of $3,000,000 dated as of November 25, 2003, executed by WPC and payable to the order of Alliant Energy Resources, Inc., and (c) for general operating expenses of WPC incurred by WPC in the ordinary course of business (including, without limitation, trustees’ fees, miscellaneous costs and expenses arising in connection with the Permitted WPC Subordinate Debt, and legal costs and expenses arising by virtue of WPC’s status as a holding company).

“Permitted WPC Subordinate Debt” means unsecured Debt of WPC resulting from the issuance of WPC’s senior unsecured subordinated notes in an aggregate outstanding principal balance at any time of not greater than $150,000,000, and which (a) has a coupon rate of not greater than eight percent (8%) (other than any additional interest arising from registration rights provisions applicable to such issuance), (b) has a due date not earlier than 2011, (c) is fully subordinated to the Obligations pursuant to subordination provisions that are not materially less favorable to Banks than those set forth and described in the Offering Memorandum, and (d) is not subject to negative covenants or events of default (or other provisions which have the same effect as negative covenants or events of default) which are materially more restrictive on WPC than those set forth in the Offering Memorandum.

“Permitted WPC Subordinate Debt Documents” means, collectively, all indentures, promissory notes, Guarantees or other documents or instruments issued or given in connection with, evidencing and/or otherwise pertaining to, the Permitted WPC Subordinate Debt.

        1.3.    Amendment to Burdensome Obligations Covenant. Section 7.15 of the Credit Agreement shall be amended to read in full as follows:

“Section 7.15 Burdensome Obligations. No Credit Party, nor any of the properties of any Credit Party, is subject to any Law or any pending or threatened change of Law or subject to any restriction under its articles (or certificate) of incorporation, bylaws, regulations, partnership agreement or comparable charter documents or under any agreement or instrument to which any Credit Party or by which any Credit Party or any of their properties may be subject or bound, which is so unusual or burdensome as to be likely in the foreseeable future to have a Material Adverse Effect. Without limiting the foregoing, no Credit Party is a party to or bound by any agreement (other than the Loan Papers and other than pursuant to the Permitted WPC Subordinate Debt Documents) or subject to any order of any Governmental Authority which prohibits or restricts in any way the right of such Credit Party or any Restricted Subsidiary to make Distributions.”

        1.4.    Amendment to Information Covenant. Section 8.1 of the Credit Agreement shall be amended to (a) delete the “and” at the end of clause (j) thereof, (b) delete the period at the end of clause (k) thereof, and to insert in lieu of such period a semi-colon (“;”), and (c) add thereto a new clause (l) which shall read in full as follows:

“(l) promptly upon the closing and consummation of the issuance of the Permitted WPC Subordinate Debt, a true and correct copy of each material document, instrument and agreement evidencing or otherwise pertaining to the Permitted WPC Subordinate Debt.”

        1.5.    Amendment to Debt Covenant. Section 9.1 of the Credit Agreement shall be amended to read in full as follows:

“Section 9.1 Incurrence of Debt. Borrower will not, nor will Borrower permit any other Credit Party to, incur, become or remain liable for any Debt other than (a) the Obligations, (b) Permitted WPC Subordinate Debt, (c) Guarantees of Permitted WPC Subordinate Debt; provided, that, such Guarantees of Permitted WPC Subordinate Debt shall be subordinated to the Obligations pursuant to subordination provisions that are not materially less favorable to Banks than those set forth and described in the Offering Memorandum, (d) Debt constituting intercompany loans from any Credit Party to another Credit Party arising in connection with Permitted Investments in Borrower or another Credit Party described in clause (d) of the definition of Permitted Investments, and (e) other unsecured Debt in an aggregate amount outstanding at any time not to exceed $5,000,000.”

        1.6.    Amendment to Restricted Payments Covenant. Section 9.2 of the Credit Agreement shall be amended to read in full as follows:

“Section 9.2 Restricted Payments. Except as set forth on Schedule 9.15 and except for Permitted Investments, Borrower will not, nor will Borrower permit any other Credit Party to, directly or indirectly, declare or pay, or incur any liability to declare or pay, any Restricted Payment; provided, that (a) any Subsidiary of Borrower may make Distributions to Borrower, (b) any Credit Party may make Distributions to any other Credit Party that has provided a Facility Guaranty, and all of the Equity of which owned by Borrower or any Indirect Restricted Subsidiary has been pledged to Administrative Agent pursuant to a Borrower Pledge Agreement or a Subsidiary Pledge Agreement (as applicable) (which shall not be deemed to permit Distributions by Borrower or any other Credit Party to WPC, such Distributions to be governed by clause (c) of this Section 9.2), and (c) so long as no Default or Borrowing Base Deficiency exists on the date any such Distribution is declared or paid and no Default or Event of Default would result therefrom, in addition to Distributions permitted under the preceding clauses (a) and (b), Borrower may make (1) Permitted WPC Distributions, and (2) Permitted Tax Distributions.”

        1.7.    Amendment to Organizational Documents Covenant. Section 9.6 of the Credit Agreement shall be amended to read in full as follows:

“Section 9.6 Amendments to Organizational Documents; Other Material Agreements. Borrower will not, nor will Borrower permit any other Credit Party to, enter into or permit any modification or amendment of, or waive any material right or obligation of any Person under, (a) its certificate or articles of incorporation, bylaws, partnership agreement, regulations or other organizational documents, other than amendments, modifications and waivers (i) in connection with an Equity Investment, a Qualified Public Offering or the Share Exchange, or (ii) which will not, individually or in the aggregate, have a Material Adverse Effect, or (b) the Permitted WPC Subordinate Debt Documents, other than amendments, modifications and waivers the effect of which would not (i) make the terms of any Permitted WPC Subordinate Debt materially more onerous to WPC or any of its affiliates, (ii) subject WPC or any of its affiliates to any additional material obligation, (iii) increase the principal of, or rate of interest on, any Permitted WPC Subordinate Debt (understanding that the interest rate applicable to the Permitted WPC Subordinate Debt may increase pursuant to the registration rights provisions applicable thereto), (iv) accelerate the date fixed for any payment of principal or interest on any Permitted WPC Subordinate Debt, or (v) increase the percentage of holders of such Permitted WPC Subordinate Debt required for any such amendment, modification or waiver from the percentage required on the date of issuance of such Permitted WPC Subordinate Debt.”

        SECTION 2.    Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof is subject to the satisfaction of each condition precedent set forth in this Section 2:

        2.1.    Permitted WPC Subordinate Debt. Administrative Agent shall have received a true and correct copy of the final offering memorandum and other material documents, instruments and agreements (collectively, the “Offering Memorandum”) evidencing the terms and conditions of the Permitted WPC Subordinate Debt, together with a certificate from an Authorized Officer of WPC certifying that the Offering Memorandum is accurate and complete and represents the definitive terms and conditions of the Permitted WPC Subordinate Debt, which such Offering Memorandum shall not, except to the extent reviewed and approved by Required Banks (in their reasonable discretion), deviate in any material respect (other than the insertion of maturity and pricing terms that do not conflict with the definition of Permitted WPC Subordinate Debt as set forth in this Fourth Amendment) from the preliminary offering memorandum delivered to Administrative Agent prior to the date of this Fourth Amendment.

        2.2.    No Defaults. Prior to and after giving effect to the amendments contained in Section 1 hereof, no Default or Event of Default shall exist.

        2.3.    Fees and Expenses. Borrower shall have paid all reasonable fees and expenses incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Fourth Amendment, including, without limitation, all reasonable fees and expenses of Vinson & Elkins L.L.P., counsel to Administrative Agent.

        2.4.    Other Documentation. Administrative Agent shall have received such other documents, instruments and agreements as it or any Bank may reasonably request, all in form and substance reasonably satisfactory to Administrative Agent and Banks.

        SECTION 3.     Additional Agreement; Borrowing Base.

        (a)        Borrower hereby covenants and agrees that upon the consummation, closing and issuance of the Permitted WPC Subordinate Debt, Borrower shall (or shall cause WPC to) deliver to Administrative Agent fully executed and complete copies of all material agreements and other documents executed in connection with, and/or otherwise evidencing, the Permitted WPC Subordinate Debt, accompanied by a certificate executed by an Authorized Officer of Borrower certifying that such copies are accurate and complete and represent the complete understanding and agreement of the parties thereto. Any material variation in the terms of such agreements and documents described in this Section 3 from the terms set forth in the preliminary offering memorandum referenced in Section 2.1 above shall be in form and substance reasonably satisfactory to Required Banks.

        (b)        Simultaneously with the completion, closing and issuance of the Permitted WPC Subordinate Debt, the Borrowing Base shall automatically reduce to $195,000,000 and remain at $195,000,000 until the first Redetermination thereafter. The parties hereto hereby agree that the Redetermination provided for in this Section 3(b) shall not be construed or deemed to be a Special Redetermination.

        SECTION 4.    Representations and Warranties of Borrower. To induce Executing Banks and Administrative Agent to enter into this Fourth Amendment, Borrower hereby represents and warrants to Executing Banks and Administrative Agent as follows:

        4.1.    Due Authorization; No Conflict. The execution, delivery and performance by Borrower of this Fourth Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or result in the creation or imposition of any Lien upon any of the assets of Borrower except Permitted Encumbrances.

        4.2.    Validity and Enforceability. This Fourth Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

        4.3.    Accuracy of Representations and Warranties. Each representation and warranty of each Credit Party contained in the Loan Papers is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

        4.4.    Absence of Defaults. Prior to and after giving effect to the amendments contained in Section 1 hereof, no Default or Event of Default has occurred which is continuing.

        4.5.    No Defense. Borrower has no defense to payment of, or any counterclaim or rights of set-off with respect to, all or any portion of the Obligations.

        SECTION 5.    Miscellaneous.

        5.1.    Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect, and are hereby ratified and confirmed. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations.

        5.2.    Confirmation of Loan Papers and Liens. As a material inducement to Executing Banks to make the agreements and grant the consents, waivers and amendments set forth herein, Borrower hereby (a) acknowledges and confirms the continuing existence, validity and effectiveness of the Loan Papers and the Liens granted thereunder, (b) agrees that the execution, delivery and performance of this Fourth Amendment and the consummation of the transaction contemplated hereby shall not in any way release, diminish, impair, reduce or otherwise adversely affect such Loan Papers and Liens, and (c) acknowledges and agrees that the Liens granted under the Loan Papers secure, and after the consummation of the transactions contemplated hereby will continue to secure, the payment and performance of the Obligations as first priority perfected Liens.

        5.3.    Parties in Interest. All of the terms and provisions of this Fourth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

        5.4.    Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Fourth Amendment.

        5.5.    Counterparts. This Fourth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Fourth Amendment until Borrower and Required Banks have executed a counterpart. Facsimiles shall be effective as originals.

        5.6.    Complete Agreement. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

        5.7.    Headings. The headings, captions and arrangements used in this Fourth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fourth Amendment, nor affect the meaning thereof.

        5.8.    Effectiveness. This Fourth Amendment shall be effective automatically and without necessity of any further action by Borrower, Administrative Agent or Banks when counterparts hereof have been executed by Borrower, Administrative Agent and Required Banks, and all conditions to the effectiveness hereof set forth herein and in the Credit Agreement have been satisfied (including, without limitation, all conditions precedent set forth in Section 2 hereof).

        IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.

[Signature pages to follow]

SIGNATURE PAGE TO
FOURTH AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
WHITING OIL AND GAS CORPORATION, AS BORROWER,
BANK ONE, NA, AS ADMINISTRATIVE AGENT
AND THE BANKS PARTY THERETO

BORROWER:
WHITING OIL AND GAS CORPORATION, a Delaware corporation
By: /s/ James R. Casperson
Name: James R. Casperson
Title: Chief Financial Officer
ACKNOWLEDGED AND AGREED TO BY:
WHITING PETROLEUM CORPORATION, a Delaware corporation
By: /s/ James R. Casperson
Name: James R. Casperson
Title: Chief Financial Officer

[Sinature Page]

SIGNATURE PAGE TO
FOURTH AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
WHITING OIL AND GAS CORPORATION, AS BORROWER,
BANK ONE, NA, AS ADMINISTRATIVE AGENT
AND THE BANKS PARTY THERETO

ADMINISTRATIVE AGENT:
BANK ONE, NA
/s/ J. Scott Fowler
J. Scott Fowler,
Director, Capital Markets
BANKS:
BANK ONE, NA
/s/ J. Scott Fowler
J. Scott Fowler,
Director, Capital Markets

[Signature Page]

SIGNATURE PAGE TO
FOURTH AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
WHITING OIL AND GAS CORPORATION, AS BORROWER,
BANK ONE, NA, AS ADMINISTRATIVE AGENT
AND THE BANKS PARTY THERETO

WACHOVIA BANK, NATIONAL ASSOCIATION
By: /s/ Philip Trinder
Name: Philip Trinder
Title: Vice President

[Signature Page]

SIGNATURE PAGE TO
FOURTH AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
WHITING OIL AND GAS CORPORATION, AS BORROWER,
BANK ONE, NA, AS ADMINISTRATIVE AGENT
AND THE BANKS PARTY THERETO

U.S. BANK NATIONAL ASSOCIATION
By: /s/ Matthew J. Purchase
Name: Matthew J. Purchase
Title: Vice President

[Signature Page]

SIGNATURE PAGE TO
FOURTH AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
WHITING OIL AND GAS CORPORATION, AS BORROWER,
BANK ONE, NA, AS ADMINISTRATIVE AGENT
AND THE BANKS PARTY THERETO

UNION BANK OF CALIFORNIA, N.A.
By: /s/ John Clark
Name: John Clark
Title: Vice President
By: /s/ Kimberly Call
Name: Kimberly Call
Title: Assistant Vice President

[Signature Page]

SIGNATURE PAGE TO
FOURTH AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
WHITING OIL AND GAS CORPORATION, AS BORROWER,
BANK ONE, NA, AS ADMINISTRATIVE AGENT
AND THE BANKS PARTY THERETO

FORTIS CAPITAL CORP.
By: /s/ David Montgomery
Name: David Montgomery
Title: Senior Vice President
By: /s/ Darrell W. Holley
Name: Darrell W. Holley
Title: Managing Director

[Signature Page]

SIGNATURE PAGE TO
FOURTH AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
WHITING OIL AND GAS CORPORATION, AS BORROWER,
BANK ONE, NA, AS ADMINISTRATIVE AGENT
AND THE BANKS PARTY THERETO

BANK OF OKLAHOMA, N.A.
By: /s/ Michael M. Logan
Name: Michael M. Logan
Title: Senior Vice President

[Signature Page]

SIGNATURE PAGE TO
FOURTH AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
WHITING OIL AND GAS CORPORATION, AS BORROWER,
BANK ONE, NA, AS ADMINISTRATIVE AGENT
AND THE BANKS PARTY THERETO

COMERICA BANK
By: /s/ V. Mark Fugua
Name: V. Mark Fugua
Title: Senior Vice President--Texas Division

[Signature Page]

SIGNATURE PAGE TO
FOURTH AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
WHITING OIL AND GAS CORPORATION, AS BORROWER,
BANK ONE, NA, AS ADMINISTRATIVE AGENT
AND THE BANKS PARTY THERETO

BANK OF SCOTLAND
By: /s/ Joseph Fratus
Name: Joseph Fratus
Title: First Vice President

[Signature Page]

SIGNATURE PAGE TO
FOURTH AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
WHITING OIL AND GAS CORPORATION, AS BORROWER,
BANK ONE, NA, AS ADMINISTRATIVE AGENT
AND THE BANKS PARTY THERETO

WELLS FARGO BANK, N.A.
By: /s/ Laura Bumgarner
Name: Laura Bumgarner
Title: Relationship Manager

[Signature Page]

SIGNATURE PAGE TO
FOURTH AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
WHITING OIL AND GAS CORPORATION, AS BORROWER,
BANK ONE, NA, AS ADMINISTRATIVE AGENT
AND THE BANKS PARTY THERETO

COMPASS BANK
By: /s/John M. Falbo
Name: John M. Falbo
Title: Senior Vice President

[Signature Page]

SIGNATURE PAGE TO
FOURTH AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
WHITING OIL AND GAS CORPORATION, AS BORROWER,
BANK ONE, NA, AS ADMINISTRATIVE AGENT
AND THE BANKS PARTY THERETO

NATEXIS BANQUES POPULAIRES
By: /s/ Philipe Robin
Philipe Robin
Senior Vice President
By: /s/ Daniel Payer
Daniel Payer
Vice President

[Signature Page]